Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 23, 2014

to the currently effective Summary Prospectuses (the “Summary Prospectuses”), as supplemented from time to time, for Guggenheim Funds Trust

This supplement provides updated information beyond that contained in the Summary Prospectuses for Guggenheim Funds Trust and should be read in conjunction with the Summary Prospectuses.

Effective on September 30, 2014, the minimum initial investment for Class A and Class C shares will be increased from $100 to $2,500. As of such date, all references in the Prospectuses and SAIs to the minimum initial investment for Class A and Class C shares of $100 will be replaced with references to $2,500.

In connection with the changes to the minimum initial investment amount, no changes will be made to the minimum subsequent investment amount or to criteria for eligibility to purchase Class A or Class C shares and no minimum account balance will be imposed on Class A and Class C shares.

Please Retain This Supplement for Future Reference

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